OneWater Marine Inc. Formalizes Leadership Titles to Reflect Day-to-Day Management Structure

BUFORD, GA – August 19, 2025 – OneWater Marine Inc. (NASDAQ: ONEW) (“OneWater” or the “Company”) announced today, that effective immediately, it has updated its leadership titles to better align with the Company’s day-to-day management structure and strategic priorities.

•Austin Singleton has been appointed Executive Chairman of the Board, formalizing his current role in driving the Company’s strategic direction, stakeholder engagement, and shareholder value creation.
•Anthony Aisquith has been named Chief Executive Officer, reflecting his ongoing leadership of executing on the Company’s strategy, business operations and performance.
•Jack Ezzell has been appointed Chief Operating Officer, in addition to his role as Chief Financial Officer, formalizing his existing oversight of both the Company’s financial and operational functions.
•John F. Schraudenbach will transition from his role as Chairman of the Board to assume the role of Lead Independent Director, where he will continue to serve as a liaison between the non-independent members of the Board and the independent members of the Board and will continue to be responsible for the independent oversight function of the Board.

“These changes recognize the way our leadership team has evolved and positions the Company to execute with focus and speed,” said John F. Schraudenbach, Lead Independent Director.

“These titles align with how we have been operating and executing on our key priorities, reinforcing our confidence in delivering long-term shareholder value,” added Austin Singleton, Executive Chairman of the Board. “With these changes, we do not anticipate any significant impact on our day-to-day focus, roles, or responsibilities.”

About OneWater Marine Inc.
OneWater Marine Inc. is one of the largest and fastest-growing premium marine retailers in the United States. OneWater operates a total of 96 retail locations, 9 distribution centers / warehouses and multiple online marketplaces in 19 different states, several of which are in the top twenty states for marine retail expenditures. OneWater offers a broad range of products and services and has diversified revenue streams, which include the sale of new and pre-owned boats, finance and insurance products, parts and accessories, maintenance, repair and other services.

Cautionary Statement Concerning Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including regarding our strategy, future operations, financial position, prospects, plans and objectives of management and growth rate. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “will be,” “will likely result,” “should,” “expects,” “plans,” “anticipates,” “could,” “would,” “foresees,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “outlook” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. These forward-looking statements are not guarantees of future performance, but are based on management's current expectations, assumptions and beliefs concerning future developments and their potential effect on us, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Our expectations expressed or implied in these forward-looking statements may not turn out to be correct.

Important factors, some of which are beyond our control, that could cause actual results to differ materially from our historical results or those expressed or implied by these forward-looking statements are detailed in our filings with the Securities and Exchange Commission, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our Annual Report on Form 10-K for the fiscal year ended September 30, 2024 and in our subsequently filed Quarterly Reports on Form 10-Q, each of which is on file with the SEC and available from OneWater’s website at www.onewatermarine.com under the “Investors” tab, and in other documents OneWater files with the SEC. Any forward-looking statement speaks only as of the date as of which such statement is made, and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise.

OneWater Investor or Media Contact:
Jack Ezzell
Chief Financial Officer
IR@OneWaterMarine.com